As filed with the Securities and Exchange Commission on December 1, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – September 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
September 30, 2014

Managed by Steinberg Asset Management, LLC

STEINBERG SELECT FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2014

Dear Shareholder,

For the period ended September 30, 2014, the Steinberg Select Fund’s Institutional Shares returned 12.26% as compared to the Russell 3000® Value index, which returned 16.71%.

Commentary and Attribution

The Fund is concentrated in 40 high conviction investments and is characterized by very high active share1, which is a measure of the difference in stock holdings between a portfolio and its benchmark index.2 Moreover, we invest with a three to five-year horizon in companies whose theses play out over time as the businesses develop.  The result of a concentrated, long-term oriented portfolio with exceptionally high active share is that the Fund’s performance tends to be uneven relative to its market benchmark. Further, because our investments are typically driven by discrete company-specific events, stocks that are our worst performers in one year can become top performers in subsequent periods.

The Fund’s performance for the 12-month period was primarily driven by stock selection, as one would expect from a portfolio with high active share.  Negative relative performance from stock selection in the Information Technology, Materials and Financials sectors was partially offset by positive relative performance generated by stock selection in the Health Care, Energy, Industrials and Consumer Discretionary sectors. The top three contributors to relative performance were Golar LNG LTD (GLNG), Actavis PLC (ACT) and Visteon Corp (VC).  The top three detractors from performance were Neustar Inc (NSR), Seadrill LTD (SDRL), and eBay Inc (EBAY).  We believe the Fund is exceptionally well positioned for the coming three to five years.  We are invested in businesses that we believe will generate superior returns over this time frame and we believe that we are setting the stage for a long period of outperformance.

A Year in Review, a Year in Preview - Liquidity Still a Driver but Growth Matters

Despite continued subpar economic growth and plodding gains in corporate profits, major stock indices reached record highs during the last 12 months.  The primary driver behind the advance has been the ultra-easy monetary policies of the world’s leading central banks in their dogged efforts to keep a sluggish and fragile global economic recovery alive.

As long as economic growth remains muted, monetary policy stimulus can be expected to continue to benefit equity prices. There is, however, an important caveat: the Fed's moves to taper down stimulus, which began in January 2014, means the era of ultra-easy money has passed its peak. Other measures of market liquidity − such as cash in money market mutual funds relative to stock market valuation − are now significantly below levels reached when equities troughed at the peak of the financial crisis. While the Fed has reiterated its commitment to low interest rates and emphasized plans to only “pare back” security purchases, there can be no doubt this shift signals the end of the secular decline in interest rates that began in 1981. The long-term trend for interest rates will now be up.

Several substantive trends may combine to counterbalance a decline in liquidity: beginning in 2012 investors began shifting exposure, at the margin, from fixed income securities to equities. We believe this is a secular trend that will likely continue for years. Consider that the fixed income market has grown to roughly double the total market value of equities and that a 10% shift from fixed income is currently equal to around 20% of the market value of equities. In addition, the high level of redundant cash on corporate balance sheets is forecast to trigger record levels of share repurchases and dividends. While on balance there is ample liquidity to support equities, any indications of further tightening may rattle investors and lead to the first meaningful market correction in the last several years.

Expect Monetary Policy to Remain Steady

While a pre-mature tightening of monetary policy could end the recovery, investor fears on the issue are unlikely to be realized. Even as the U.S. Federal Reserve has been reducing bond purchases, investors have begun to recognize that the monetary tightening cycle that they had feared is likely to be modest and gradual. This view was affirmed in recent speeches by Federal Reserve Board Chair Janet Yellen, who pushed back strongly against the notion that central banks should consider raising interest rates simply because some segments of the market may look “stretched”. Hers is the dominant perspective among Fed officials which is important because a pre-mature tightening of monetary policy remains one of the major risks to sustained recovery.

1 As of September 30, 2014, we calculate the Fund’s active share at approximately 97.2 (on a 100 point scale).

2 In their 2009 article “How Active is Your Fund Manager? A New Measure that Predicts Performance, K.J. Martijn Cremers and Antti Petajisoto of Yale demonstrated that portfolios with high active share tend to outperform their benchmarks as well as their peers over the long term.

1

STEINBERG SELECT FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2014

Pre-mature tightening is also unlikely because important measures of economic growth remain well off the peak that preceded the bursting of the housing bubble and the recession that began in late 2007. While ebbing fiscal drag, a pickup in capital spending and improvement in employment will provide a lift, headwinds to growth remain in the form of slower export growth, a stabilizing household savings rate and diminishing wealth effects tied to a slower rate of increase in the prices of assets like equities and homes. On balance, with the economy operating well below its potential, and absent any meaningful wage pressures that would translate into higher CPI inflation, the Fed is unlikely to raise rates.

Economic Growth Should Drive Earnings

Economic growth in 2014 has not been stifled by some of the structural challenges of 2013. The fiscal drag that resulted from statutory restrictions on federal and local government spending has been worked through and earners won't face tax hikes such as were experienced last year. As a result, both government spending and personal consumption expenditures are presenting more normal growth characteristics. Business investment is also increasing as corporate confidence continues to improve. It remains unclear whether exports will improve since the growth trajectory for China is declining and European markets remain in the throes of deflationary forces. The success of Chinese and European monetary authorities in combating slower growth will strongly influence the pace of global growth and the strength of US exports.

On balance, as long as economic growth and corporate profits continue to advance, equities should provide reasonable returns.  U.S. stocks have been supported by expectations that the economy, while sluggish, will continue to grow and support corporate profit expansion. Absent any shocks such as rising interest rates or oil prices, investors should continue to enjoy the benefits of rising asset prices.  2014’s market advance is not proving as robust as last year's when rising liquidity contributed to higher stock price multiples resulting in outsized equity returns, but with the Fed committed to a withdrawal of liquidity in the event of robust and sustainable economic growth, a second consecutive year of meaningful multiple expansion was neither a likely nor a healthy scenario.

With the tailwind of rising valuations ending, the investment environment should favor investors who can identify opportunities that offer unique, value-creating drivers. These are investments in companies that are truly differentiated and where returns are unlikely to be highly correlated with the performance of the market or economy. This developing environment plays to the strength of our investment philosophy and opportunistic investment approach.  Further, it is worth remembering that given our concentrated portfolio and long-term investment horizon, we can be disciplined and selective in adding new investments to the portfolio. While valuations generally may not be exceptionally compelling today, we continue to find a handful of investments which we believe offer extraordinary risk/reward profiles.

Fundamentals: Identifying Asymmetric Risk/Reward Profiles

Regardless of liquidity levels, economic growth or interest rate trends, our mission is to provide our investors with superior long-term, risk-adjusted rates of return. We aim to accomplish this by identifying securities where we believe the opportunity for meaningful gains is large and the potential for significant permanent losses is limited: an asymmetric risk/reward profile. It demands a disciplined approach, one characterized by rigorous research, sound judgment and the patience necessary to realize the identified value. It also requires that we recognize when an investment is not developing as anticipated so that capital can be reallocated to more promising opportunities.

As we said in the beginning of this letter, we believe the Fund is well positioned for the coming three to five years. While our process often leads to uneven return patterns, such that quarterly or even annual results may not reflect the value embedded in our portfolio, we are confident that long-term results will reflect the full potential of the investments we make on our shareholders’ behalf.

A New Position

During the last 12 months we built a position in a leading high-end retailer of branded merchandise, Hudson’s Bay Company, where new management, at both board and operating levels, has a record of long-term value creation. The company’s prime, largely unencumbered real estate assets hold significant value relative to the company's current market capitalization. We believe the financially astute management team will surface the value of the company’s owned real estate and turn around the under-achieving

2

STEINBERG SELECT FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2014

retail operations. The combined value of the real estate and the retail operation has potential to translate into a several-fold increase in the value of the company’s equity. At the same time, the current value of the company’s prime real estate should limit any serious impairment of capital. The result is a “free call”3 on substantial value creation underpinned by large asset values. This type of investment is extremely attractive and representative of the asymmetric risk/reward profile we seek in order to deliver superior long-term risk-adjusted returns.

3 When we use “free call” to describe a particular aspect of an investment, we are referring to a future event or transaction that may or may not occur, the value of which is not reflected in a company’s share price.  For example, it could be the potential appreciation of intellectual property or increased demand for a product.  This event or transaction when realized serves as a long-term catalyst for the share price and will, in our estimation, add value to the company that will be reflected in a higher share price as the market recognizes this.  We are not implying that an investor receives securities or options in securities for no cost by use of the term “free call”.

3

STEINBERG SELECT FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in Steinberg Select Fund (the “Fund”) compared with the performance of the primary benchmark, Russell 3000® Value Index (“Russell 3000® Value”), and the secondary benchmark, S&P 500 Index (“S&P 500”),  since inception. The Russell 3000® Value measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Russell 3000® Value and S&P 500  includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 3000® Value and S&P 500  do not include expenses. The Fund is professionally managed while the Russell 3000® Value and S&P 500  are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Steinberg Select Fund Institutional Shares vs. Russell 3000® Value Index and S&P 500 Index

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$11,878
$11,671
$11,226
10/1/13
10/31/13
11/30/13
12/31/13
1/31/14
2/28/14
3/31/14
4/30/14
5/31/14
6/30/14
7/31/14
8/31/14
9/30/14
Steinberg Select Fund Institutional Shares
Russell 3000® Value Index
S&P 500 Index

Average Annual Total Returns for Periods Ended September 30, 2014:	Since Inception[(1)]
Institutional Shares	12.26%
Investor Shares[(2)]	12.16%
Russell 3000® Value Index	16.71%
S&P 500 Index	18.78%

[(2)] For the Investor Shares, performance for the since inception period is a blended average return which includes returns of the Insititutional Shares prior to commencement of operations of the Investor Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 330-7085. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional and Investor Shares are 1.98% and 2.34%, respectively. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses such that total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) do not exceed 0.75% and 1.00% for Institutional and Investor Shares, respectively through January 31, 2015 (the “Expense Cap”). The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting total operating expenses do not exceed 0.75% and 1.00% for Institutional and Investor Shares, respectively.The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

STEINBERG SELECT FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2014

Shares	Security Description	Value

Common Stock - 96.6%
Consumer Discretionary - 23.3%
15,560	Charter Communications, Inc., Class A (a)	$2,355,317
10,375	Extended Stay America, Inc.	246,303
116,725	Hudson's Bay Co.	1,855,177
23,312	Jarden Corp. (a)	1,401,284
52,975	Liberty Global PLC, Class C (a)	2,172,770
72,575	News Corp., Class A (a)	1,186,601
44,525	Twenty-First Century Fox, Inc., Class A	1,526,762
32,325	Visteon Corp. (a)	3,143,606
		13,887,820
Consumer Staples - 0.9%
8,625	Walgreen Co.	511,204
Energy - 21.2%
11,975	Baker Hughes, Inc.	779,093
29,740	Golar LNG Partners LP	1,032,573
77,100	Golar LNG, Ltd.	5,119,440
8,360	Gulfmark Offshore, Inc., Class A	262,086
19,125	NOW, Inc. (a)	581,591
59,475	Scorpio Tankers, Inc.	494,237
36,425	Seadrill Partners, LLC	1,136,096
40,880	Seadrill, Ltd.	1,093,949
65,500	Superior Energy Services, Inc.	2,152,985
		12,652,050
Financial - 5.7%
44,253	Arch Capital Group, Ltd. (a)	2,421,524
23,905	Willis Group Holdings PLC	989,667
		3,411,191
Health Care - 19.4%
48,120	Abbott Laboratories	2,001,311
8,869	Actavis PLC (a)	2,139,912
82,375	Alere, Inc. (a)	3,194,502
19,320	Express Scripts Holding Co. (a)	1,364,572
20,310	Hospira, Inc. (a)	1,056,729
14,815	Thermo Fisher Scientific, Inc.	1,802,986
		11,560,012
Industrials - 16.1%
96,375	Aecom Technology Corp. (a)	3,252,656
11,925	FedEx Corp.	1,925,291
32,175	Navigator Holdings, Ltd. (a)	895,430
19,800	Owens Corning, Inc.	628,650
20,910	Republic Services, Inc.	815,908
36,050	Rexnord Corp. (a)	1,025,623
23,720	Sensata Technologies Holding NV (a)	1,056,252
		9,599,810
Information Technology - 4.2%
25,700	Fidelity National Information Services, Inc.	1,446,910
16,830	NeuStar, Inc., Class A (a)	417,889
11,150	ViaSat, Inc. (a)	614,588
		2,479,387
Materials - 5.4%
64,650	Constellium NV, Class A (a)	1,591,036
72,270	Dominion Diamond Corp. (a)	1,029,125
5,280	Monsanto Co.	594,053
		3,214,214
Telecommunication Services - 0.4%
80,650	Cincinnati Bell, Inc. (a)	271,791

Total Common Stock (Cost $50,172,520)	57,587,479

Shares	Security Description	Value

Money Market Funds – 3.7%
2,211,102	Dreyfus Cash Management, 0.03% (b) (Cost $2,211,102)	$2,211,102

Total Investments - 100.3% (Cost $52,383,622)*	$59,798,581
Other Assets & Liabilities, Net – (0.3)%	(168,174)
Net Assets – 100.0%	$59,630,407
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of September 30, 2014.

* Cost for federal income tax purposes is $52,596,325 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,246,885
Gross Unrealized Depreciation	(2,044,629)
Net Unrealized Appreciation	$7,202,256

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$57,587,479
Level 2 - Other Significant Observable Inputs	2,211,102
Level 3 - Significant Unobservable Inputs	-
Total	$59,798,581

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2014.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	23.2%
Consumer Staples	0.9%
Energy	21.2%
Financial	5.7%
Health Care	19.3%
Industrials	16.0%
Information Technology	4.1%
Materials	5.4%
Telecommunication Services	0.5%
Money Market Funds	3.7%
100.0%

See Notes to Financial Statements.	5

STEINBERG SELECT FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

	ASSETS
	Total investments, at value (Cost $52,383,622)	$59,798,581
	Receivables:
	Investment securities sold	451,517
	Dividends	27,267
	Prepaid expenses	16,800
	Deferred offering costs	9,179
	Total Assets	60,303,344

	LIABILITIES
	Payables:
	Investment securities purchased	619,071
	Accrued Liabilities:
Adviser	Investment adviser fees	20,704
	Trustees’ fees and expenses	30
	Fund services fees	9,132
	Other expenses	24,000
	Total Liabilities	672,937

	NET ASSETS	$59,630,407

	COMPONENTS OF NET ASSETS
	Paid-in capital	$47,463,755
	Undistributed net investment income	248,587
	Accumulated net realized gain	4,503,124
	Net unrealized appreciation	7,414,941
	NET ASSETS	$59,630,407

	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
	Institutional Shares	5,382,086
	Investor Shares	915

	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
	Institutional Shares (based on net assets of $59,620,279)	$11.08
	Investor Shares (based on net assets of $10,128)	$11.07

See Notes to Financial Statements.	6

STEINBERG SELECT FUND STATEMENT OF OPERATIONS PERIOD ENDED SEPTEMBER 30, 2014*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,609)	$689,931
Total Investment Income	689,931
Adviser
EXPENSES
Investment adviser fees	488,472
Fund services fees	176,903
Transfer agent fees:
Institutional Shares	661
Investor Shares	17
Distribution fees:
Investor Shares	5
Custodian fees	7,334
Registration fees:
Institutional Shares	7,692
Professional fees	41,810
Trustees' fees and expenses	1,722
Offering costs:
Institutional Shares	52,897
Investor Shares	3,061
Miscellaneous expenses	13,098
Total Expenses	793,672
Fees waived and expenses reimbursed	(408,033)
Net Expenses	385,639

NET INVESTMENT INCOME	304,292

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,979,723
Foreign currency transactions	258
Net realized gain	4,979,981
Net change in unrealized appreciation (depreciation) on:
Investments	510,756
Foreign currency translations	(18)
Net change in unrealized appreciation	510,738
NET REALIZED AND UNREALIZED GAIN	5,490,719
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,795,011

* Commencement of operations was October 1, 2013.

See Notes to Financial Statements.	7

STEINBERG SELECT FUND STATEMENT OF CHANGES IN NET ASSETS

September 30, 2014	#	41912	#	#
October 1, 2013* through September 30, 2014
OPERATIONS
Net investment income	$304,292
Net realized gain	4,979,981
Net change in unrealized appreciation	510,738
Increase in Net Assets Resulting from Operations	5,795,011

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Institutional Shares	(79,088)
Net realized gain
Institutional Shares	(476,599)
Total Distributions to Shareholders	(555,687)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares (see note 1)	57,135,512
Investor Shares	10,310
Reinvestment of distributions:
Institutional Shares	465,062
Redemption of shares:
1	Institutional Shares	(3,219,801)
Increase in Net Assets from Capital Share Transactions	54,391,083
Increase in Net Assets	59,630,407

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$59,630,407

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,632,799
Investor Shares	915
Reinvestment of distributions:
Institutional Shares	45,980
Redemption of shares:
Institutional Shares	(296,693)
Increase in Shares	5,383,001

(a)	Undistributed net investment income	$248,587
*	Commencement of operations.

See Notes to Financial Statements.	8

STEINBERG SELECT FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	October 1, 2013 (a) through September 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.06
Net realized and unrealized gain	1.15
Total from Investment Operations	1.21
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)
Net realized gain	(0.11)
Total Distributions to Shareholders	(0.13)
NET ASSET VALUE, End of Period	$11.08
TOTAL RETURN	12.26	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$59,620
Ratios to Average Net Assets:
Net investment income	0.59	%(d)
Net expense	0.75	%(d)
Gross expense (e)	1.54	%(d)
PORTFOLIO TURNOVER RATE	44	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

STEINBERG SELECT FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	July 17, 2014 (a) through September 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.27
INVESTMENT OPERATIONS
Net investment income (b)	0.01
Net realized and unrealized loss	(0.21)
Total from Investment Operations	(0.20)
NET ASSET VALUE, End of Period	$11.07
TOTAL RETURN	(1.77	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10
Ratios to Average Net Assets:
Net investment income	0.34	%(d)
Net expense	1.00	%(d)
Gross expense (e)	153.75	%(d)
PORTFOLIO TURNOVER RATE	44	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Note 1. Organization

The Steinberg Select Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and Investor Shares. Institutional Shares and Investor Shares commenced operations on October 1, 2013 and July 17, 2014, respectively. The Fund seeks long-term capital appreciation.

On October 1, 2013, the Fund commenced operations through a contribution of assets which had been previously managed as separate accounts by the adviser.  The net assets, shares issued, cost and net unrealized appreciation on investments relating to this tax-free transaction were as follows:

Date of Contribution	Net Assets	Shares Issued	Cost of Investments	Unrealized Gain on Investments
October 1, 2013	$24,118,400	2,411,840	$17,186,358	$6,904,203

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

11

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner. The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs for the Fund of $65,137 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations respective to each class within the Fund.

Note 3. Fees and Expenses

Investment Adviser – Steinberg Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.95% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Class shares in accordance with Rule 12b-1 of the Act. Under the Plan, the

12

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

Fund pays the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of the Investor Class.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses through January 31, 2015, to limit annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.75% and 1.00% for Institutional Shares and Investor Shares, respectively.  Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2014, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$327,231	$3,132	$77,670	$408,033

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed the expense cap.  As of September 30, 2014, the amount of waived fees subject to recoupment by the Adviser are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
September 30, 2014	$330,363	September 30, 2017	$-

Note 5. Security Transactions

The cost of purchases (excluding securities contributed at the commencement of operations) and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2014, were $51,160,385 and $22,056,521, respectively.

Note 6. Federal Income Tax

Distributions paid during the fiscal period ended were characterized for tax purposes as follows:

2014

Ordinary Income	$79,088
Long-Term Capital Gain	476,599
$555,687

13

STEINBERG SELECT FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2014

As of September 30, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$248,587
Undistributed Long-Term Gain	4,715,827
Net Unrealized Appreciation	7,202,238
Total	$12,166,652

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended September 30, 2014. The following reclassifications were the result of non-deductible offering costs and currency gain/loss and have no impact on the net assets of the Fund.

Undistributed net investment income	$23,383
Accumulated net realized gain	(258)
Paid-in-capital	(23,125)

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Steinberg Select Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of the Steinberg Select  Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period October 1, 2013 (commencement of operations) to September 30, 2014.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Steinberg Select Fund as of September 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period October 1, 2013 to September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 21, 2014

15

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 330-7085 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 330-7085 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014, through September 30, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2014	September 30, 2014	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,051.24	$3.86	0.75%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.31	$3.80	0.75%

16

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2014

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 17, 2014	September 30, 2014	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$982.25	$2.04	1.00%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.05	$5.06	1.00%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year period divided by 365 to reflect the half-year period (except for Investor Shares actual return information which reflects the 75-day period between July 17, 2014, the date of inception, through September 30, 2014).

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 62.96% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 330-7085.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	30	Trustee, Forum Funds II and Forum ETF Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

17

STEINBERG SELECT FUND ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	30	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTX Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

18

STEINBERG SELECT FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 330-7085 (toll free)

INVESTMENT ADVISER
Steinberg Asset Management, LLC
12 East 49th Street, Suite 1202
New York, NY 10017

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

216-ANR-0914

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2013 and $10,000 in 2014.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2013 and $0 in 2014.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $0 in 2013 and $3,000 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2013 and $0 in 2014. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date          November 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           November 18, 2014

By           Karen Shaw
Karen Shaw, Principal Financial Officer

Date           November 18, 2014